UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Recent Acquisitions

Medical Office Buildings - Coral Springs, Florida

On December 23, 2013, CNL Healthcare Properties, Inc. (the “Company”), through a subsidiary, acquired a fee simple interest in two 3-story, Class A medical office buildings adjacent to the Broward Health Coral Springs Medical Center located in Coral Springs, Florida (the “Coral Springs Medical Office Campus”) from an unaffiliated third party for an aggregate purchase price of approximately $31.0 million.

Located approximately 15 miles inland and equidistant from West Palm Beach and Ft. Lauderdale, Phase I of the Coral Springs Medical Office Campus was completed in 2005 and Phase II was completed in 2008. The Coral Springs Medical Office Campus consists of approximately 90,596 square feet of total net rentable area and has an approximate current occupancy rate of 90%.

The existing property manager, Syndicon Properties, Inc., a Coral Springs, Florida based property management firm (“Syndicon”), will stay on to provide leasing and building maintenance oversight for the Coral Springs Medical Office Campus. Holladay Property Services Midwest, Inc. (“Holladay Properties”), one of the largest private healthcare property management and development companies in the United States, will provide financial reporting and accounting services for the property. The Company is not affiliated with Syndicon or Holladay Properties; however, Holladay Properties currently manages a number of the Company’s other medical office and acute care properties.

Medical Office Buildings - Chula Vista, California

On December 23, 2013, the Company, through a subsidiary, acquired a fee simple interest in a 3-story medical office building located in Chula Vista, California (the “Bay Medical Office Building”) from an unaffiliated third party for a purchase price of approximately $10.7 million. On January 21, 2013, the Company, through a subsidiary, acquired a fee simple interest in a 4-story medical office building adjacent to the Bay Medical Office Building (the “Scripps Medical Office Building”) together with a ground lease for a portion of the related parking lot, from an unaffiliated third party for a purchase price of approximately $17.9 million.

Located adjacent to the Scripps Mercy Chula Vista Hospital, approximately 10 miles south of downtown San Diego, the Bay Medical Office Building was constructed in 1985 and renovated in 1999, and consists of approximately 36,092 square feet of total net rentable area. The Scripps Medical Office Building, constructed in 1979 and renovated in 1999 and 2009, consists of approximately 62,449 square feet of total net rentable area. Currently, both the Bay Medical Office Building and the Scripps Medical Office Building are 100% occupied.

The Bay Medical Office Building and the Scripps Medical Office Building will be operated under new management. Cypress West Realty Management , Inc. a California corporation and an unaffiliated third party, has been engaged to provide leasing and building maintenance oversight, financial reporting and accounting services for the properties.

The Company believes that the acquisitions of the Coral Springs Medical Office Campus, the Bay Medical Office Building and the Scripps Medical Office Building are in line with its investment objectives, including the acquisition of properties that are connected to leading health systems in thriving markets, with a history of strong occupancy and performance, and partnering with regional and national property managers and leasing firms having proven track records of success. There is no assurance that Company or these acquisitions will achieve these objectives.

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2013		CNL HEALTHCARE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer